Exhibit 10.3

AMENDMENT NO. 1 TO
EMPLOYMENT AGREEMENT

This Amendment No. 1 (“Amendment”), dated as of November 3, 2010 (the “Effective Date”), hereby amends the Employment Agreement dated March 1, 2010 (the “Agreement”), by and between AmTrust Financial Services, Inc., 59 Maiden Lane, 6th floor, New York, New York, a Delaware corporation (the “Company”) and Christopher M. Longo, an individual residing at 10790 Mantua Center Road, Mantua, OH 44255 (Executive”).

WHEREAS, Executive and the Company intend that the Profit Bonus provided for in the Agreement qualify for the performance-based exception to Section 162(m) of the Internal Revenue Code.

NOW, THEREFORE, the parties hereto agree as follows:

1.           Section 3(b) (Profit Bonus) of the Agreement is hereby amended by deleting paragraph (ii) in its entirety.

2.           All other provisions of the Agreement shall remain in effect in accordance with their terms.

AMTRUST FINANCIAL SERVICES, INC.

By:	/s/ Stephen Ungar	/s/ Christopher M. Longo
	Stephen Ungar	Christopher M. Longo
Secretary